 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2011

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	001-34592	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                                  N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On December 22, 2011, Entech Solar, Inc. (the “Company”) issued a Convertible Promissory Note in favor of The Quercus Trust (“Quercus”) in the principal amount of $400,000 (the “Note”).  The Note does not bear interest and is payable on demand.  At any time prior to the payment in full of the Note, Quercus may, at its option, convert the principal amount of the Note into the Company’s common stock, par value $0.001 (the “Common Stock”), at a price per share equal to $0.08, subject to adjustment for stock splits, stock dividends, combinations, reorganizations and like transactions.

The preceding discussion is qualified in its entirety by, and is subject to, the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Quercus is a family trust of which David Gelbaum is a trustee.  Mr. Gelbaum is the Chief Executive Officer of the Company and Chairman of its Board of Directors.

In connection with the foregoing issuance, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the Note.  The Note was issued to a single person, who is an accredited investor, and transfer is restricted by the Company in accordance with the requirements of the Securities Act.

Also on December 22, 2011, the Company entered into an Allonge (the “Allonge”) to the Convertible Promissory Note issued by the Company to Quercus on November 26, 2011 (the “November Note”).  The Allonge increases the price at which the unpaid principal amount under the November Note is convertible into Common Stock from $0.05 per share to $0.08 per share.

The preceding discussion is qualified in its entirety by, and is subject to, the full text of the Allonge, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 2.03 of this Form 8-K is incorporated by reference into this Item 3.02.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit Number	Description of Exhibit
10.1	Convertible Promissory Note, dated December 22, 2011, issued by Entech Solar, Inc. in favor of The Quercus Trust.
10.2	Allonge to Convertible Promissory Note, dated December 22, 2011, by and between Entech Solar, Inc. and The Quercus Trust.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Shelley Hollingsworth
Chief Financial Officer

Dated: December 23, 2011

Exhibits.

Exhibit Number	Description of Exhibit
10.1	Convertible Promissory Note, dated December 22, 2011, issued by Entech Solar, Inc. in favor of The Quercus Trust.
10.2	Allonge to Convertible Promissory Note, dated December 22, 2011, by and between Entech Solar, Inc. and The Quercus Trust.